Exhibit 99.2

Independence Realty Trust

Q3 2019 Earnings Release & Supplemental Information

NYSE: IRT
WWW.IRTLIVING.COM

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial & Operating Highlights	10

Balance Sheets	11

Statements of Operations, FFO & CORE FFO
Trailing Five Quarters	12
Three and Nine Months Ended September 30, 2019 and 2018	13

Adjusted EBITDA Reconciliations and Coverage Ratio
Trailing Five Quarters	14
Three and Nine Months Ended September 30, 2019 and 2018	14

Same-Store Portfolio Net Operating Income
Trailing Five Quarters	15
Three and Nine Months Ended September 30, 2019 and 2018	16

Net Operating Income Bridge	17

Same-Store Portfolio Net Operating Income by Market
Three Months ended September 30, 2019 and 2018	18
Nine Months ended September 30, 2019 and 2018	19

Total Portfolio NOI Exposure by Market	20

Value Add Summary	21

Capital Recycling Activity	22

Debt Summary	23

Definitions	24

Independence Realty Trust

September 30, 2019

Company Information:

Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation. More information may be found on the Company’s website at www.irtliving.com.

Corporate Headquarters	1835 Market Street, Suite 2601
Philadelphia, PA 19103
267.270.4800

Trading Symbol	NYSE: “IRT”

Investor Relations Contact	Edelman Financial Communications & Capital Markets
Ted McHugh and Lauren Tarola
212-277-4322
IRT@edelman.com

Forward-Looking Statements

This supplemental information contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such forward-looking statements involve significant risks, uncertainties and contingencies, many of which are not within IRT’s control, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such statements. These forward-looking statements are based upon the current judgements and expectations of IRT’s management.  Risks and uncertainties that might cause IRT’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: adverse changes in national, regional and local economic climates; changes in market demand for rental apartment homes and pricing pressures from competitors that could limit our ability to lease units or increase rents; competition that could adversely affect our ability to acquire additional properties; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; unexpected changes in the assumptions underlying our 2019 EPS, CFFO and same store NOI growth guidance; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; risks associated with pursuit of strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions and failure of acquisitions to produce expected returns; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations.  Additional risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements in this supplemental information are discussed in IRT’s filings with the Securities and Exchange Commission (“SEC”), including those under the heading “Risk Factors” in IRT’s most recently filed Annual Report on Form 10-K.  Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces Third Quarter 2019 Financial Results

PHILADELPHIA – (BUSINESS WIRE) – October 30, 2019 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multifamily apartment REIT, today announced its third quarter 2019 financial results.

Third Quarter Highlights

•

Net income allocable to common shares of $4.9 million for the quarter ended September 30, 2019 as compared to $4.8 million for the quarter ended September 30, 2018. Earnings per diluted share of $0.05 for the quarter ended September 30, 2019, flat as compared to quarter ended September 30, 2018.

•	Same store net operating income (“NOI”) growth of 8.1% for the quarter ended September 30, 2019 compared to the quarter ended September 30, 2018.

•

Core Funds from Operations (“CFFO”) of $17.0 million for the quarter ended September 30, 2019 as compared to $16.5 million for the quarter ended September 30, 2018. CFFO per share was $0.19 for the third quarter of 2019, in line with the third quarter of 2018.

•	Adjusted EBITDA of $25.7 million for the quarter ended September 30, 2019 as compared to $24.7 million for the quarter ended September 30, 2018.

•	Since the inception of the value add program, IRT has completed renovations in 2,364 units, achieving a total weighted average return on investment of 15.8%.

Included later in this press release are definitions of CFFO, NOI, Adjusted EBITDA and other Non-GAAP financial measures and reconciliations of such measures to their most comparable financial measures as calculated and presented under GAAP.

Management Commentary:

“We continued to see the benefit of our value add initiative in Q3, as evidenced by our strong same store revenue growth of 6.6% and resulting same store NOI growth of 8.1% during the quarter,” said Scott Schaeffer, IRT’s Chairman and CEO.  “We are confident that the investment in portfolio upgrades and our commitment to opportunistically recycling capital will allow us to achieve our broader corporate goals and maximize value for our shareholders.”

Same Store Property Operating Results

	Third Quarter 2019 Compared to Third Quarter 2018 (1)	Nine Months Ended 9/30/19 Compared to Nine Months Ended 9/30/18 (1)
Rental and other property revenue	6.6% increase	5.5% increase
Property operating expenses	4.4% increase	3.2% increase
Net operating income (“NOI”)	8.1% increase	7.0% increase
Portfolio average occupancy	No change - 93.4%	40 bps decrease to 93.3%
Portfolio average rental rate	5.7% increase to $1,078	5.2% increase to $1,058
NOI Margin	90 bps increase to 60.5%	90 bps increase to 60.6%

(1)	Same store portfolio for the three and nine months ended September 30, 2019 includes 49 properties, which represent 13,397 units.

Same Store Property Operating Results, Excluding Value Add

The same store portfolio results below exclude 12 communities that are both part of the same store portfolio and are actively undergoing Value Add renovations during the three months ended September 30, 2019.

	Third Quarter 2019 Compared to Third Quarter 2018, Excluding Value Add (1)	Nine Months Ended 9/30/19 Compared to Nine Months Ended 9/30/18 (1)
Rental and other property revenue	4.0% increase	4.0% increase
Property operating expenses	3.3% increase	3.3% increase
Net operating income (“NOI”)	4.5% increase	4.4% increase
Portfolio average occupancy	40 bps decrease to 94.6%	10 bps decrease 94.5%
Portfolio average rental rate	3.7% increase to $1,072	3.6% increase to $1,055
NOI Margin	30 bps increase to 60.0%	20 bps increase to 60.1%

(1)	Same store portfolio, excluding value add, includes 37 properties, which represent 9,448 units for the three and nine months ended September 30, 2019.

Capital Recycling

Acquisitions:

•	On July 11, 2019, IRT acquired a 264-unit community in Tampa, FL for $48.0 million. At the time of acquisition, the community was 95.5% occupied with average rent per unit of $1,313.

•

Subsequent to quarter end, on October 1, 2019, IRT acquired a 318-unit community in Raleigh, NC for $52.9 million. At the time of acquisition, the community was 96.2% occupied with average rent per unit of $1,113.

Dispositions:

•

On July 18, 2019, IRT completed the disposition of two communities in Little Rock, AR for a combined sale price of $56.5 million. Associated with this disposition, IRT repaid property mortgages totaling $34.8 million and recognized a gain of $2.2 million.

At-the-Market Offering

During the third quarter of 2019, IRT issued 972,887 shares of common stock under its at-the-market sales program at a weighted average per share price of $13.45, yielding net proceeds of approximately $12.8 million. During the first nine months of 2019, IRT issued 1,548,591 shares of common stock under its at-the-market sales program at a weighted average per share price of $12.59, yielding net proceeds of approximately $18.8 million.

Capital Expenditures

For the three months ended September 30, 2019, recurring capital expenditures for the total portfolio were $2.5 million, or $161 per unit. For the nine months ended September 30, 2019 recurring capital expenditures for the total portfolio were $6.2 million or $399 per unit.

Distributions

On September 12, 2019, IRT’s Board of Directors declared a quarterly cash dividend for the third quarter of 2019 of $0.18 per share of IRT common stock, payable on October 25, 2019 to stockholders of record at the close of business on September 27, 2019.

2019 EPS and CFFO Guidance

IRT is updating its 2019 full year guidance. EPS per diluted share is projected to be in a range of $0.47 to $0.54. CFFO per diluted share, a non-GAAP financial measure, is projected to be in the range of $0.75 to $0.78. A reconciliation of IRT's projected net income allocable to common shares to its projected CFFO per share is included below. Also included below are the primary assumptions underlying these estimates. See the schedules and definitions at the end of this release for further information regarding how IRT calculates CFFO and for management’s rationale for the usefulness of CFFO.

	Previous Guidance		Current Guidance
2019 Full Year EPS and CFFO Guidance (1)(2)	Low	High	Low	High
Earnings per share (3)	$0.65	$0.70	$0.47	$0.54
Adjustments:
Depreciation and amortization	0.55	0.57	0.55	0.57
Gains on sale of assets (3)	(0.51)	(0.55)	(0.33)	(0.39)
Share base compensation	0.04	0.04	0.04	0.04
Amortization of deferred financing fees	0.02	0.02	0.02	0.02
CORE FFO per share allocated to common shareholders	$0.75	$0.78	$0.75	$0.78

(1)

This guidance, including the underlying assumptions presented in the table below, constitutes forward-looking information. Actual full year 2019 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below.

(2)	Per share guidance is based on weighted average shares and units outstanding of 90.9 million.
(3)	The change in earnings per share and gains on sale of assets is driven by a lower number of properties sold than was assumed in our previous guidance.

Same Store Communities	Previous 2019 Outlook	Current 2019 Outlook
Number of properties/units	50 properties / 13,697 units	49 properties / 13,397 units
Property revenue growth	5.0% to 6.0%	5.5% to 6.0%
Controllable property operating expense growth	0.5% to 1.50%	1.0% to 1.50%
Real estate tax and insurance expense increase	8.0% to 10.0%	6.5% to 7.5%
Total property operating expense growth	4.0% to 5.0%	3.0% to 3.5%
Same store property NOI growth	6.0% to 7.0%	7.0% to 7.5%

Corporate Expenses
General and administrative expenses (excluding stock based compensation)	$9.5 to $10.0 million	$9.5 to $10.0 million

Transaction/Investment Volume
Acquisition volume (1)	$76.0 to $110.0 million	$128.9 million
Disposition volume (2)	$98.5 to $180.0 million	$150.0 to $155.0 million

Capital Expenditures
Recurring	$7.50 to $8.25 million	$7.50 to $8.25 million
Value add & non-recurring	$30.0 to $35.0 million	$30.0 to $35.0 million

(1)	Acquisition volume includes the April, July, and October 2019 acquisitions totaling $128.9 million.
(2)	Disposition volume includes dispositions year-to-date totaling $98.5 million, plus the expected sale of our Austin, Texas community in December 2019.

Selected Financial Information

See the schedules at the end of this earnings release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this earnings release: FFO, CFFO, NOI and Adjusted EBITDA.  Included at the end of this release are definitions of these non-GAAP financial measures and a reconciliation of IRT’s reported net income to its FFO and CFFO, a reconciliation of IRT’s same store NOI to its reported net income, a reconciliation of IRT’s Adjusted EBITDA to net income, and management’s rationales for the usefulness of each of these and other non-GAAP financial measures used in this release.

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on Thursday, October 31, 2019 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 8497373. For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Thursday, November 7, 2019 by dialing 1.855.859.2056, access code 8497373.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation. More information may be found on the Company’s website at www.irtliving.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such forward-looking statements involve significant risks, uncertainties and contingencies, many of which are not within IRT’s control, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such statements. These forward-looking statements are based upon the current judgements and expectations of IRT’s management.  Risks and uncertainties that might cause IRT’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: adverse changes in national, regional and local economic climates; changes in market demand for rental apartment homes and pricing pressures from competitors that could limit our ability to lease units or increase rents; competition that could adversely affect our ability to acquire additional properties; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; unexpected changes in the assumptions underlying our 2019 EPS, CFFO and same store NOI growth guidance; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; risks associated with pursuit of strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions and failure of acquisitions to produce expected returns; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations.  Additional risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in IRT’s filings with the Securities and Exchange Commission (“SEC”), including those under the heading “Risk Factors” in IRT’s most recently filed Annual Report on Form 10-K.  Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Edelman Financial Communications & Capital Markets

Ted McHugh and Lauren Tarola

212.277.4322

IRT@edelman.com

FINANCIAL & OPERATING HIGHLIGHTS

Dollars in thousands, except share and per share data

	For the Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Selected Financial Information:
Operating Statistics:
Net income available to common shares	$4,863	$14,709	$2,540	$14,580	$4,787
Earnings (loss) per share -- diluted	$0.05	$0.16	$0.03	$0.16	$0.05
Rental and other property revenue	$51,057	$50,848	$49,465	$49,718	$48,644
Property operating expenses	$20,546	$20,072	$19,886	$19,450	$19,792
Net operating income	$30,511	$30,776	$29,579	$30,268	$28,852
NOI margin	59.8%	60.5%	59.8%	60.9%	59.3%
Adjusted EBITDA	$25,739	$25,284	$24,734	$25,653	$24,748
CORE FFO per share	$0.19	$0.19	$0.18	$0.19	$0.19
Dividends per share	$0.18	$0.18	$0.18	$0.18	$0.18
CORE FFO payout ratio	94.7%	94.7%	100.0%	94.7%	94.7%
Portfolio Data:
Total gross assets	$1,821,173	$1,817,207	$1,807,955	$1,798,736	$1,782,186
Total number of properties	57	58	58	58	58
Total units	15,536	15,734	15,880	15,880	15,860
Period end occupancy	92.8%	94.0%	93.9%	92.5%	92.3%
Total portfolio average occupancy	93.5%	94.4%	92.9%	92.3%	93.5%
Total portfolio average effective monthly rent, per unit	$1,084	$1,058	$1,042	$1,035	$1,024
Same store period end occupancy (a)	93.0%	93.8%	93.6%	92.0%	92.2%
Same store portfolio average occupancy (a)	93.4%	94.1%	92.5%	92.0%	93.4%
Same store portfolio average effective monthly rent, per unit (a)	$1,078	$1,057	$1,039	$1,034	$1,020
Capitalization:
Total debt	$979,330	$989,499	$990,920	$985,488	$963,238
Common share price, period end	$14.31	$11.57	$10.79	$9.18	$10.53
Market equity capitalization	$1,313,311	$1,050,712	$978,825	$826,802	$945,615
Total market capitalization	$2,292,641	$2,040,211	$1,969,745	$1,812,290	$1,908,853
Total debt/total gross assets	53.8%	54.5%	54.8%	54.8%	54.0%
Net debt to Adjusted EBITDA (pro forma) (b)	9.0x	9.2x	9.2x	9.2x	9.3x
Interest coverage	2.6x	2.6x	2.5x	2.6x	2.7x
Common shares and OP Units:
Shares outstanding	90,894,656	89,932,418	89,834,793	89,184,443	88,920,879
OP units outstanding	881,107	881,107	881,107	881,107	881,107
Common shares and OP units outstanding	91,775,763	90,813,525	90,715,900	90,065,550	89,801,986
Weighted average common shares and units	90,908,646	90,394,212	89,870,556	89,532,373	88,585,940

(a)	Same store portfolio consists of 49 properties, which represent 13,397 units.
(b)

Reflects pro forma net debt to adjusted EBITDA for each period presented, which includes adjustments for the timing of acquisitions, the full quarter effect of current value add initiatives, and the completion of capital recycling activities including paydown of associated indebtedness. Actual net debt to Adjusted EBITDA for the five quarters ended September 30, 2019 was 9.4x, 9.7x, 9.9x, 9.5x, and 9.7x, respectively.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Assets:
Investments in real estate at cost	$1,732,392	$1,704,769	$1,669,875	$1,660,423	$1,572,015
Less: accumulated depreciation	(145,075)	(136,488)	(124,107)	(112,270)	(101,589)
Investments in real estate, net	1,587,317	1,568,281	1,545,768	1,548,153	1,470,426
Real estate held for sale	32,381	50,494	77,430	77,285	141,853
Cash and cash equivalents	6,587	11,060	9,030	9,316	7,645
Restricted cash	8,960	7,780	7,122	6,729	8,265
Other assets	16,439	16,364	10,984	8,802	6,924
Derivative assets	982	1,558	5,327	8,307	12,440
Intangible assets, net	351	210	188	744	555
Total assets	$1,653,017	$1,655,747	$1,655,849	$1,659,336	$1,648,108
Liabilities and Equity:
Indebtedness, net	$979,330	$989,499	$990,920	$985,488	$963,238
Accounts payable and accrued expenses	32,249	26,374	22,092	22,815	28,477
Accrued interest payable	794	691	681	719	540
Dividends payable	16,460	16,285	16,267	16,162	16,113
Derivative liabilities	12,415	7,394	1,460	—	—
Other liabilities	7,399	7,595	7,355	4,107	3,697
Total liabilities	1,048,647	1,047,838	1,038,775	1,029,291	1,012,065
Equity:
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	909	899	898	892	889
Additional paid in capital	762,933	749,552	747,731	742,429	739,152
Accumulated other comprehensive income (loss)	(17,097)	(11,769)	(2,308)	2,016	9,788
Retained earnings (deficit)	(148,977)	(137,539)	(136,120)	(122,342)	(120,924)
Total shareholders' equity	597,768	601,143	610,201	622,995	628,905
Noncontrolling Interests	6,602	6,766	6,873	7,050	7,138
Total equity	604,370	607,909	617,074	630,045	636,043
Total liabilities and equity	$1,653,017	$1,655,747	$1,655,849	$1,659,336	$1,648,108

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING FIVE QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Revenue:
Rental and other property revenue	$51,057	$50,848	$49,465	$49,718	$48,644
Other revenue	242	108	75	91	135
Total revenue	51,299	50,956	49,540	49,809	48,779
Expenses:
Property operating expenses	20,546	20,072	19,886	19,450	19,792
Property management expenses	1,901	2,062	1,813	2,027	1,661
General and administrative expenses	3,113	3,538	3,107	2,633	2,578
Depreciation and amortization expense	13,434	12,721	12,447	11,631	10,783
Casualty related costs	—	—	—	46	—
Total expenses	38,994	38,393	37,253	35,787	34,814
Interest expense	(9,783)	(9,849)	(9,721)	(9,943)	(9,129)
Net gains (losses) on sale of assets	2,390	12,142	—	10,650	—
Net income (loss)	4,912	14,856	2,566	14,729	4,836
(Income) loss allocated to noncontrolling interests	(49)	(147)	(26)	(149)	(49)
Net income (loss) available to common shares	$4,863	$14,709	$2,540	$14,580	$4,787
EPS - basic	$0.05	$0.16	$0.03	$0.16	$0.05
Weighted-average shares outstanding - Basic	90,027,540	89,513,105	88,989,450	88,651,266	87,702,078
EPS - diluted	$0.05	$0.16	$0.03	$0.16	$0.05
Weighted-average shares outstanding - Diluted	90,691,368	90,019,909	89,516,224	89,032,952	88,046,311
Funds From Operations (FFO):
Net Income (loss)	$4,912	$14,856	$2,566	$14,729	$4,836
Add-Back (Deduct):
Real estate depreciation and amortization	13,313	12,675	12,318	11,577	10,738
Net (gains) losses on sale of assets excluding debt extinguishment costs	(5,594)	(14,171)	—	(11,561)	—
FFO	$12,631	$13,360	$14,884	$14,745	$15,574
FFO per share	$0.14	$0.15	$0.17	$0.16	$0.18
CORE Funds From Operations (CFFO):
FFO	$12,631	$13,360	$14,884	$14,745	$15,574
Add-Back (Deduct):
Stock compensation expense	692	1,086	622	558	563
Amortization of deferred financing costs	351	362	339	352	309
Other depreciation and amortization	121	46	129	54	45
Debt extinguishment costs included in net gains (losses) on sale of assets	3,204	2,029	—	911	—
CFFO	$16,999	$16,883	$15,974	$16,620	$16,491
CFFO per share	$0.19	$0.19	$0.18	$0.19	$0.19
Weighted-average shares and units outstanding	90,908,646	90,394,212	89,870,556	89,532,373	88,585,940

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE and NINE MONTHS ENDED SEPTEMBER 30, 2019 and 2018

Dollars in thousands, except per share data

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue:
Rental and other property revenue	$51,057	$48,644	$151,370	$140,994
Other revenue	242	135	425	429
Total revenue	51,299	48,779	151,795	141,423
Expenses:
Property operating expenses	20,546	19,792	60,504	56,913
Property management expenses	1,901	1,661	5,776	4,936
General and administrative expenses	3,113	2,578	9,758	8,184
Depreciation and amortization expense	13,434	10,783	38,602	33,590
Total expenses	38,994	34,814	114,640	103,623
Interest expense	(9,783)	(9,129)	(29,353)	(26,063)
Other income (expense)	—	—	—	144
Net gains (losses) on sale of assets	2,390	—	14,532	—
Net income (loss)	4,912	4,836	22,334	11,881
(Income) loss allocated to noncontrolling interests	(49)	(49)	(222)	(173)
Net income (loss) available to common shares	$4,863	$4,787	$22,112	$11,708
EPS - basic	$0.05	$0.05	$0.25	$0.14
Weighted-average shares outstanding - Basic	90,027,540	87,702,078	89,513,834	86,559,294
EPS - diluted	$0.05	$0.05	$0.25	$0.13
Weighted-average shares outstanding - Diluted	90,691,368	88,046,311	90,234,840	86,818,337

Funds From Operations (FFO):
Net Income (loss)	$4,912	$4,836	$22,334	$11,881
Adjustments:
Real estate depreciation and amortization	13,313	10,738	38,306	33,489
Net (gains) losses on sale of assets excluding debt extinguishment costs	(5,594)	—	(19,765)	—
Funds From Operations	$12,631	$15,574	$40,875	$45,370
FFO per share	$0.14	$0.18	$0.45	$0.52
Core Funds From Operations (CFFO):
Funds From Operations	$12,631	$15,574	$40,875	$45,370
Adjustments:
Stock compensation expense	692	563	2,400	1,966
Amortization of deferred financing costs	351	309	1,052	1,078
Other depreciation and amortization	121	45	296	101
Other expense (income)	—	—	—	(52)
Debt extinguishment costs included in net gains (losses) on sale of assets	3,204	—	5,233	—
Core Funds From Operations	$16,999	$16,491	$49,856	$48,463
CFFO per share	$0.19	$0.19	$0.55	$0.55
Weighted-average shares and units outstanding	90,908,646	88,585,940	90,394,941	87,870,135

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands

	Three Months Ended
ADJUSTED EBITDA:	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Net income (loss)	$4,912	$14,856	$2,566	$14,729	$4,836
Add-Back (Deduct):
Depreciation and amortization	13,434	12,721	12,447	11,631	10,783
Interest expense	9,783	9,849	9,721	9,943	9,129
Net (gains) losses on sale of assets	(2,390)	(12,142)	—	(10,650)	—
Adjusted EBITDA	$25,739	$25,284	$24,734	$25,653	$24,748

INTEREST COST:
Interest expense	$9,783	$9,849	$9,721	$9,943	$9,129

INTEREST COVERAGE:	2.6x	2.6x	2.5x	2.6x	2.7x

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
ADJUSTED EBITDA:	2019	2018	2019	2018
Net income (loss)	$4,912	$4,836	$22,334	$11,881
Add-Back (Deduct):
Depreciation and amortization	13,434	10,783	38,602	33,590
Interest expense	9,783	9,129	29,353	26,063
Other (income) expense	—	—	—	(52)
Net (gains) losses on sale of assets	(2,390)	—	(14,532)	—
Adjusted EBITDA	$25,739	$24,748	$75,757	$71,482

INTEREST COST:
Interest expense	$9,783	$9,129	$29,353	$26,063

INTEREST COVERAGE:	2.6x	2.7x	2.6x	2.7x

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING FIVE QUARTERS

Dollars in thousands, except per unit data

	For the Three-Months Ended (a)
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Revenue:
Rental and other property revenue	$43,686	$43,064	$41,530	$40,693	$40,975
Property Operating Expenses:
Real estate taxes	5,299	5,380	5,355	5,218	4,749
Property insurance	865	841	831	817	820
Personnel expenses	4,282	4,096	3,937	3,931	4,188
Utilities	2,860	2,612	2,676	2,600	2,621
Repairs and maintenance	1,812	1,778	1,279	1,078	1,714
Contract services	1,099	1,190	1,163	1,160	1,223
Advertising expenses	466	474	422	373	460
Other expenses	585	591	617	430	772
Total property operating expenses	17,268	16,962	16,280	15,607	16,547
Same-store net operating income (a)	$26,418	$26,102	$25,250	$25,086	$24,428
Same-store NOI margin	60.5%	60.6%	60.8%	61.6%	59.6%
Average occupancy	93.4%	94.1%	92.5%	92.0%	93.4%
Average effective monthly rent, per unit	$1,078	$1,057	$1,039	$1,034	$1,020
Reconciliation of same-store net operating income to net income (loss)
Same-store net operating income	$26,418	$26,102	$25,250	$25,086	$24,428
Non same-store net operating income	4,093	4,674	4,329	5,182	4,424
Other revenue	242	108	75	91	135
Property management expenses	(1,901)	(2,062)	(1,813)	(2,027)	(1,661)
General and administrative expenses	(3,113)	(3,538)	(3,107)	(2,633)	(2,578)
Depreciation and amortization expense	(13,434)	(12,721)	(12,447)	(11,631)	(10,783)
Casualty related costs	—	—	—	(46)	—
Interest expense	(9,783)	(9,849)	(9,721)	(9,943)	(9,129)
Net gains (losses) on sale of assets	2,390	12,142	—	10,650	—
Net income (loss)	$4,912	$14,856	$2,566	$14,729	$4,836

(a)	Same store portfolio consists of 49 properties, which represent 13,397 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE and NINE MONTHS ENDED SEPTEMBER 30, 2019 and 2018

Dollars in thousands, except per unit data

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2019	2018	% change	2019	2018	% change
Revenue:
Rental and other property revenue	$43,686	$40,975	6.6%	$128,280	$121,626	5.5%
Property Operating Expenses:
Real estate taxes	5,299	4,749	11.6%	16,034	14,592	9.9%
Property insurance	865	820	5.5%	2,537	2,626	-3.4%
Personnel expenses	4,282	4,188	2.2%	12,315	12,176	1.1%
Utilities	2,860	2,621	9.1%	8,148	7,803	4.4%
Repairs and maintenance	1,812	1,714	5.7%	4,869	4,357	11.8%
Contract services	1,099	1,223	-10.1%	3,452	3,709	-6.9%
Advertising expenses	466	460	1.3%	1,362	1,363	-0.1%
Other expenses	585	772	-24.2%	1,793	2,330	-23.0%
Total property operating expenses	17,268	16,547	4.4%	50,510	48,956	3.2%
Same-store net operating income (a)	$26,418	$24,428	8.1%	$77,770	$72,670	7.0%
Same-store NOI margin	60.5%	59.6%	0.9%	60.6%	59.7%	0.9%
Average occupancy	93.4%	93.4%	0.0%	93.3%	93.7%	-0.4%
Average effective monthly rent, per unit	$1,078	$1,020	5.7%	$1,058	$1,005	5.2%
Reconciliation of same-store net operating income to net income (loss)
Same-store portfolio net operating income	$26,418	$24,428		$77,770	$72,670
Non same-store net operating income	4,093	4,424		13,096	11,411
Other revenue	242	135		425	429
Property management expenses	(1,901)	(1,661)		(5,776)	(4,936)
General and administrative expenses	(3,113)	(2,578)		(9,758)	(8,184)
Depreciation and amortization expense	(13,434)	(10,783)		(38,602)	(33,590)
Interest expense	(9,783)	(9,129)		(29,353)	(26,063)
Other income (expense)	—	—		—	144
Net gains (losses) on sale of assets	2,390	—		14,532	—
Net income (loss)	$4,912	$4,836		$22,334	$11,881

(a)	Same store portfolio consists of 49 properties, which represent 13,397 units.

NET OPERATING INCOME (NOI) BRIDGE

TRAILING FIVE QUARTERS

Dollars in thousands

	For the Three-Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Rental and other property revenue
Same store (a)	$43,686	$43,064	$41,530	$40,693	$40,975
Non same-store	7,371	7,784	7,935	8,666	7,433
Total rental and other property revenue (b)	51,057	50,848	49,465	49,359	48,408
Property operating expenses
Same store (a)	17,268	16,962	16,280	15,607	16,547
Non same-store	3,278	3,110	3,606	3,484	3,009
Total property operating expenses (b)	20,546	20,072	19,886	19,091	19,556
Net operating income
Same-store (a)	26,418	26,102	25,250	25,086	24,428
Non same-store	4,093	4,674	4,329	5,182	4,424
Total property net operating income	$30,511	$30,776	$29,579	$30,268	$28,852
Reconciliation of NOI to net income (loss)
Total property net operating income	$30,511	$30,776	$29,579	$30,268	$28,852
Other revenue	242	108	75	91	135
Property management expenses	(1,901)	(2,062)	(1,813)	(2,027)	(1,661)
General and administrative expenses	(3,113)	(3,538)	(3,107)	(2,633)	(2,578)
Depreciation and amortization expense	(13,434)	(12,721)	(12,447)	(11,631)	(10,783)
Interest expense	(9,783)	(9,849)	(9,721)	(9,943)	(9,129)
Casualty related costs	—	—	—	(46)	—
Net gains (losses) on sale of assets	2,390	12,142	—	10,650	—
Net income (loss)	$4,912	$14,856	$2,566	$14,729	$4,836

(a)	Same store portfolio consists of 49 properties, which represent 13,397 units.
(b)

Effective January 1, 2019, in connection with the adoption of ASC 842 “Leases”, IRT began recording uncollectible rent revenue as an adjustment to rental and other property revenue whereas it was previously recorded within property operating expenses. The presentation in accordance with ASC 842 is prospective for periods ending after January 1, 2019, not retrospective for all periods presented.  For purposes of same store comparability only, IRT has adjusted prior periods within the table above and all same store NOI tables to be consistent with this current presentation.  The amounts reclassified from property operating expenses to rental and other property revenue for the quarters ended December 31, 2018 and September 30, 2018, were $359, and $236, respectively.

SAME-STORE PORTFOLIO NET OPERATING INCOME BY MARKET

THREE MONTHS ENDED SEPTEMBER 30, 2019 and 2018

Dollars in thousands, except rent per unit

			Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Market	Number of Properties	Units	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change
Atlanta, GA	4	1,536	$5,503	$4,980	10.5%	$1,945	$1,691	15.0%	$3,558	$3,289	8.2%	93.4%	91.9%	1.5%	$1,208	$1,119	8.0%
Raleigh - Durham, NC	5	1,372	5,013	4,556	10.0%	1,838	1,749	5.1%	3,175	2,807	13.1%	94.1%	91.4%	2.7%	1,199	1,113	7.7%
Louisville, KY	6	1,710	5,159	4,793	7.6%	2,132	2,113	0.9%	3,027	2,680	12.9%	90.2%	89.7%	0.5%	1,004	957	4.9%
Memphis, TN	4	1,383	4,701	4,501	4.4%	1,760	1,779	-1.1%	2,941	2,722	8.0%	92.3%	96.0%	-3.7%	1,143	1,059	8.0%
Oklahoma City, OK	5	1,658	3,424	3,233	5.9%	1,474	1,466	0.5%	1,950	1,767	10.4%	95.1%	95.1%	0.0%	671	650	3.3%
Columbus, OH	4	1,080	3,350	3,051	9.8%	1,480	1,350	9.6%	1,870	1,701	9.9%	92.8%	92.6%	0.2%	1,031	967	6.6%
Indianapolis, IN	4	916	2,849	2,682	6.2%	1,278	1,174	8.9%	1,571	1,508	4.2%	94.1%	95.2%	-1.1%	1,014	964	5.2%
Dallas, TX	3	734	2,687	2,585	3.9%	1,184	1,163	1.8%	1,503	1,422	5.7%	95.2%	95.8%	-0.6%	1,206	1,164	3.6%
Myrtle Beach, SC - Wilmington, NC	3	628	2,001	1,806	10.8%	638	613	4.1%	1,363	1,193	14.2%	95.4%	95.6%	-0.2%	1,053	939	12.1%
Charleston, SC	2	518	2,100	2,108	-0.4%	972	945	2.9%	1,128	1,163	-3.0%	92.9%	95.0%	-2.1%	1,314	1,302	1.0%
Orlando, FL	1	297	1,329	1,307	1.7%	476	468	1.7%	853	839	1.7%	94.7%	96.1%	-1.5%	1,488	1,449	2.7%
Charlotte, NC	1	208	1,046	964	8.5%	359	349	2.9%	687	615	11.7%	96.2%	94.0%	2.2%	1,573	1,495	5.2%
Asheville, NC	1	252	880	850	3.5%	264	246	7.3%	616	604	2.0%	96.4%	97.3%	-0.8%	1,152	1,113	3.5%
Tampa-St. Petersburg, FL	1	216	859	786	9.3%	298	282	5.7%	561	504	11.3%	96.9%	93.9%	3.0%	1,265	1,226	3.1%
Chattanooga, TN	2	295	893	892	0.1%	425	437	-2.7%	468	455	2.9%	95.7%	96.4%	-0.7%	980	964	1.7%
St. Louis, MO	1	152	716	735	-2.6%	254	265	-4.2%	462	470	-1.7%	95.0%	95.9%	-0.8%	1,472	1,424	3.4%
Huntsville, AL	1	178	556	523	6.3%	197	193	2.1%	359	330	8.8%	97.9%	97.8%	0.1%	974	905	7.7%
Baton Rouge, LA	1	264	620	623	-0.5%	294	264	11.4%	326	359	-9.2%	80.9%	79.7%	1.3%	901	931	-3.2%
Total/Weighted Average	49	13,397	$43,686	$40,975	6.6%	$17,268	$16,547	4.4%	$26,418	$24,428	8.1%	93.4%	93.4%	0.0%	$1,078	$1,020	5.7%

SAME-STORE PORTFOLIO NET OPERATING INCOME BY MARKET

NINE MONTHS ENDED SEPTEMBER 30, 2019 and 2018

Dollars in thousands, except rent per unit

			Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Market	Number of Properties	Units	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change
Atlanta, GA	4	1,536	$16,164	$14,795	9.3%	$5,802	$5,074	14.3%	$10,362	$9,721	6.6%	93.9%	93.3%	0.6%	$1,182	$1,094	8.1%
Raleigh - Durham, NC	5	1,372	14,603	13,576	7.6%	5,466	5,244	4.2%	9,137	8,332	9.7%	93.6%	91.9%	1.7%	1,168	1,105	5.7%
Louisville, KY	6	1,710	15,203	14,608	4.1%	6,117	6,181	-1.0%	9,086	8,427	7.8%	90.3%	91.3%	-1.0%	989	953	3.8%
Memphis, TN	4	1,383	13,792	13,270	3.9%	5,174	5,459	-5.2%	8,618	7,811	10.3%	92.5%	96.1%	-3.6%	1,114	1,036	7.5%
Oklahoma City, OK	5	1,658	10,172	9,640	5.5%	4,222	4,307	-2.0%	5,950	5,333	11.6%	95.2%	94.5%	0.7%	666	644	3.4%
Columbus, OH	4	1,080	9,613	9,066	6.0%	4,142	3,936	5.2%	5,471	5,130	6.6%	91.4%	94.2%	-2.8%	1,012	949	6.6%
Indianapolis, IN	4	916	8,362	7,939	5.3%	3,617	3,346	8.1%	4,745	4,593	3.3%	94.5%	95.0%	-0.4%	995	949	4.9%
Dallas, TX	3	734	8,038	7,789	3.2%	3,464	3,302	4.9%	4,574	4,487	1.9%	96.0%	96.1%	-0.1%	1,190	1,157	2.9%
Myrtle Beach, SC - Wilmington, NC	3	628	5,793	5,200	11.4%	1,902	1,765	7.8%	3,891	3,435	13.3%	94.6%	95.4%	-0.9%	1,012	903	12.0%
Charleston, SC	2	518	6,242	6,254	-0.2%	2,883	2,816	2.4%	3,359	3,438	-2.3%	94.0%	94.9%	-0.9%	1,291	1,299	-0.6%
Orlando, FL	1	297	3,962	3,853	2.8%	1,428	1,364	4.7%	2,534	2,489	1.8%	96.2%	96.1%	0.1%	1,468	1,425	3.0%
Charlotte, NC	1	208	3,057	2,812	8.7%	1,076	1,004	7.2%	1,981	1,808	9.6%	95.5%	93.4%	2.1%	1,544	1,454	6.2%
Asheville, NC	1	252	2,603	2,499	4.2%	803	798	0.6%	1,800	1,701	5.8%	96.9%	96.8%	0.1%	1,131	1,089	3.9%
Tampa-St. Petersburg, FL	1	216	2,490	2,375	4.8%	943	919	2.6%	1,547	1,456	6.3%	95.6%	93.6%	2.0%	1,248	1,226	1.8%
Chattanooga, TN	2	295	2,617	2,623	-0.2%	1,269	1,288	-1.5%	1,348	1,335	1.0%	95.3%	96.3%	-1.0%	974	960	1.4%
St. Louis, MO	1	152	2,122	2,133	-0.5%	753	792	-4.9%	1,369	1,341	2.1%	94.5%	94.6%	-0.1%	1,459	1,399	4.3%
Huntsville, AL	1	178	1,633	1,515	7.8%	584	576	1.4%	1,049	939	11.7%	97.7%	97.7%	0.0%	954	878	8.6%
Baton Rouge, LA	1	264	1,814	1,679	8.0%	865	785	10.2%	949	894	6.2%	77.2%	70.4%	6.8%	913	911	0.2%
Total/Weighted Average	49	13,397	$128,280	$121,626	5.5%	$50,510	$48,956	3.2%	$77,770	$72,670	7.0%	93.3%	93.7%	-0.4%	$1,058	$1,005	5.2%

TOTAL PORTFOLIO NOI EXPOSURE BY MARKET

Dollars in thousands, except rent per unit

					For the Three Months Ended September 30, 2019
Market	Number of Properties	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income (b)	% of NOI
Atlanta, GA	6	2,020	$253,062	93.4%	$1,163	$4,495	14.8%
Raleigh - Durham, NC	5	1,372	190,618	92.8%	1,199	3,175	10.4%
Louisville, KY	6	1,710	196,882	88.9%	1,004	3,027	10.0%
Memphis, TN	4	1,383	144,311	90.5%	1,143	2,941	9.7%
Columbus, OH	6	1,547	152,162	92.5%	1,011	2,603	8.6%
Tampa-St. Petersburg, FL	4	1,104	171,537	90.2%	1,212	2,331	7.7%
Oklahoma City, OK	5	1,658	77,369	96.2%	671	1,950	6.4%
Indianapolis, IN	4	916	91,010	94.4%	1,014	1,571	5.2%
Dallas, TX	3	734	86,952	94.8%	1,206	1,503	4.9%
Myrtle Beach, SC - Wilmington, NC	3	628	63,301	93.3%	1,053	1,363	4.5%
Charleston, SC	2	518	79,852	94.0%	1,314	1,128	3.7%
Orlando, FL	1	297	48,613	93.9%	1,488	853	2.8%
Charlotte, NC	1	208	42,139	95.7%	1,573	687	2.3%
Asheville, NC	1	252	28,615	97.6%	1,152	615	2.0%
Austin, TX (a)	1	300	36,230	93.0%	1,329	556	1.8%
Chattanooga, TN	2	295	27,195	97.6%	980	467	1.5%
St. Louis, MO	1	152	33,548	92.8%	1,472	463	1.5%
Huntsville, AL	1	178	16,422	98.3%	974	359	1.2%
Baton Rouge, LA	1	264	28,804	84.9%	901	326	1.1%
Total/Weighted Average	57	15,536	$1,768,622	92.8%	$1,084	$30,413	100.0%

(a)	Market includes one property which was classified as held for sale as of September 30, 2019.
(b)	Excludes net operating income related to sold properties.

VALUE ADD SUMMARY

PROJECT LIFE TO DATE AS OF SEPTEMBER 30, 2019

							Renovation Costs per Unit (b)
Property	Market	Total Units To Be Renovated	Units Complete	Units Leased	Rent Premium (a)	% Rent Increase	Interior	Exterior	Total	ROI - Interior Costs(c)	ROI - Total Costs (d)

Phase 1
Jamestown	Louisville, KY	356	186	201	$275	33.0%	$16,881	$5,161	$22,042	19.5%	15.0%
The Village at Auburn	Raleigh-Durham, NC	328	266	239	175	17.0%	14,217	2,248	16,465	14.8%	12.8%
Pointe at Canyon Ridge	Atlanta, GA	494	317	281	181	18.8%	8,712	1,802	10,514	24.9%	20.6%
Haverford	Lexington, KY	160	111	111	81	9.6%	5,181	849	6,029	18.9%	16.2%
Crestmont	Atlanta, GA	208	179	177	145	15.6%	12,341	8,963	21,304	14.1%	8.2%
Total/Weighted Average		1,546	1,059	1,009	$181	19.6%	$11,891	$3,728	$15,620	18.3%	13.9%

Phase 2
Oxmoor	Louisville, KY	432	219	199	$204	22.9%	$15,969	$202	$16,171	15.3%	15.2%
Brunswick Point	Wilmington, NC	288	164	136	91	9.4%	6,561	170	6,731	16.7%	16.3%
Schirm Farms	Columbus, OH	264	171	160	82	9.6%	7,684	588	8,271	12.8%	11.9%
The Commons at Canal Winchester (e)	Columbus, OH	264	97	81	192	22.2%	9,723	520	10,244	23.6%	22.4%
Creekside Corners	Atlanta, GA	444	222	212	177	18.9%	8,813	1,325	10,139	24.0%	20.9%
Stonebridge Crossing	Memphis, TN	500	278	241	133	15.8%	9,436	1,069	10,504	17.0%	15.2%
Arbors River Oaks	Memphis, TN	191	90	80	227	19.6%	8,780	632	9,412	31.0%	28.9%
Total/Weighted Average		2,383	1,241	1,109	$153	16.7%	$9,858	$711	$10,569	18.6%	17.3%

Phase 3
Vantage at Hillsborough	Tampa, FL	348	33	45	$202	19.7%	$12,958	$1,916	$14,874	18.7%	16.3%
Lucerne	Tampa, FL	276	31	26	230	20.3%	13,141	1,424	14,565	21.0%	18.9%
Rocky Creek (f)	Tampa, FL	264	-	-	-	-	-	-	-	-	-
North Park (f)	Atlanta, GA	224	-	-	-	-	-	-	-	-	-
Waterford Landing (f)	Atlanta, GA	260	-	-	-	-	-	-	-	-	-
Meadows (f)	Louisville, KY	400	-	-	-	-	-	-	-	-	-
Walnut Hill (f)	Memphis, TN	362	-	-	-	-	-	-	-	-	-
Lenoxplace (f)	Raleigh, NC	268	-	-	-	-	-	-	-	-	-
Total/Weighted Average		2,402	64	71	$212	19.9%	$13,025	$1,735	$14,761	19.5%	17.2%

Grand Total/Weighted Average		6,331	2,364	2,189	$168	18.2%	$10,898	$1,800	$12,698	18.5%	15.8%

(a)

The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures.

(b)

Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities.  Interior costs per unit are based on units leased.  Exterior costs per unit are based on total units at the community. Excludes internal costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects.

(c)	Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit.
(d)	Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit.
(e)	Property was previously known as Kensington Commons.
(f)	Renovations at the remaining Phase 3 properties are expected to commence during the remainder of 2019 and the first half of 2020.

CAPITAL RECYCLING

Dollars in thousands with respect to Contract Price and Price per Unit

Acquisitions to Date 2019	Location	Units	Acquisition Date	Contract Price	Price per Unit	Average Rent Per Unit
North Park	Atlanta, GA	224	April 30, 2019	$28,000	$125	$990
Rocky Creek Apartments	Tampa, FL	264	July 11, 2019	$48,000	$182	$1,313
Thornhill Apartments (a)	Raleigh, NC	318	October 1, 2019	$52,925	$166	$1,113

Total		806		$128,925	$160	$1,144

Dispositions to Date 2019	Location	Units	Disposition Date	Contract Price	Price per Unit	Average Rent Per Unit
Reserve at Eagle Ridge	Chicago, IL	370	April 30, 2019	$42,000	$114	$1,059
Carrington Park	Little Rock, AR	202	July 18, 2019	$26,250	$130	$1,067
Stonebridge at the Ranch	Little Rock, AR	260	July 18, 2019	$30,250	$116	$927

Total		832		$98,500	$118	$1,020

(a)	Transaction closed subsequent to September 30, 2019.

DEBT SUMMARY AS OF SEPTEMBER 30, 2019

Dollars in thousands

	Amount	Weighted Average Rate	Type	Weighted Average Maturity (in years)
Debt:
Unsecured credit facility (a)	$156,303	3.5%	Floating	3.6
Unsecured term loans (b)	300,000	3.5%	Floating	4.6
Mortgages	528,713	3.8%	Fixed	4.3
Unamortized deferred financing costs	(5,686)
Total Debt	979,330	3.7%		4.3
Market Equity Capitalization, at period end	1,313,311
Total Capitalization	$2,292,641
(a)

Credit facility total capacity is $350,000, comprised entirely of an unsecured revolving line of credit, of which $156,303 was drawn as of September 30, 2019. The maturity date of borrowings under the revolving line of credit is May 9, 2023.

(b)	Comprised of a $200,000 unsecured term loan with a maturity date of January 17, 2024 and a $100,000 unsecured term loan with a maturity date of November 20, 2024.

(c)

As of September 30, 2019, IRT maintained a float-to-fixed interest swap with a $150,000 notional amount. This swap, which expires on June 17, 2021 and has a fixed rate of 1.1325%, has converted $150,000 of floating rate debt to fixed rate debt. IRT also maintains: (1) an interest rate collar with a $100,000 notional amount, which expires on November 20, 2024 has a floor of 1.25% and a cap of 2.00%, and (2) an interest rate collar with a $150,000 notional amount, which expires on January 17, 2024, has a floor of 2.25% and a cap of 2.50%. These collars have converted $250,000 of floating rate debt to fixed rate debt when LIBOR is above the cap rate or below the floor rate.

Encumbered & Unencumbered Statistics	Total Units	% of Total	Gross Assets	% of Total	Q3 2019 NOI	% of Total
Unencumbered assets	8,221	52.9%	$889,682	48.9%	$14,633	48.0%
Encumbered assets	7,315	47.1%	931,491	51.1%	15,878	52.0%
	15,536	100.0%	$1,821,173	100.0%	$30,511	100.0%

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  IRT believes average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.

EBITDA and Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as acquisition and integration expenses, asset sales, debt extinguishments and acquisition related debt extinguishment expenses. EBITDA and Adjusted EBITDA are each non-GAAP measures.  IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-cash or non-operating gains or losses related to items such as defeasance costs IRT incurs when it sells a property subject to secured debt, asset sales, debt extinguishments, and acquisition related debt extinguishment expenses from the determination of FFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO provide investors with additional useful measures to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense.

Net Debt

Net debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands).

	As of
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Total debt	$979,330	$989,499	$990,920	$985,488	$963,238
Less: cash and cash equivalents	(6,587)	(11,060)	(9,030)	(9,316)	(7,645)
Total net debt	$972,743	$978,439	$981,890	$976,172	$955,593

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited because IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, acquisition expenses, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, IRT’s NOI may not be comparable to other REITs. IRT believes that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. IRT uses NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of IRT’s financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands).

	As of
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Total assets	$1,653,017	$1,655,747	$1,655,849	$1,659,336	$1,648,108
Plus: accumulated depreciation (a)	148,924	141,965	132,448	120,202	114,660
Plus: accumulated amortization	19,232	19,495	19,658	19,198	19,418
Total gross assets	$1,821,173	$1,817,207	$1,807,955	$1,798,736	$1,782,186
(a)	Includes previously recognized depreciation on properties that were classified as held-for-sale as of September 30, 2019.